SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/    /Preliminary proxy statement

/ X / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER QUEST VALUE FUND, INC.
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER QUEST VALUE FUND, INC.
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):N/A

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)  Proposed maximum aggregate value of transaction:

/   / Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing Party:

(4)  Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.



                    OPPENHEIMER QUEST VALUE FUND, INC.

           Two World Trade Center, New York, New York 10048-0203

               Notice Of Meeting Of Shareholders To Be Held

                              April 30, 1997

To The  Shareholders of Oppenheimer Quest Value Fund, Inc.:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Quest Value Fund, Inc. (the "Fund"), will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on April 30, 1997, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

Class  Class   Class   Class
A       B      C       Y
Shares Shares  Shares  Shares

     X     X       X     X    (a) To ratify the selection of Price
                              Waterhouse LLP as the independent
                              certified public accountants and
                              auditors of the Fund for the fiscal
                              year beginning November 1, 1996
                              (Proposal No. 1);

    X      X       X     X    (b) To approve changes to certain of
                              the Fund's fundamental investment
                              policies.  Proposal also includes
                              changes to the investment objective.
                              (Proposal No. 2);

    X      X       X     X    (c) To approve an Investment
                              Advisory Agreement between the Fund
                              and OppenheimerFunds, Inc. (the
                              "Manager") (Proposal No. 3);

   X      X       X      X    (d) To approve a Subadvisory
                              Agreement between the Manager and
                              OpCap Advisors (Proposal No. 4);

   X      X       X           (e) To approve the Fund's 12b-1
                              Distribution and Service Plans
                              (Proposal No. 5, Proposal No. 6 and
                              Proposal No. 7)(only shareholders of
                              Class A, Class B and Class C shares
                              vote on Proposal No. 5, Proposal No.
                              6 and Proposal No. 7, respectively);
                              and

    X      X       X     X    (f) To transact such other business
                              as may properly come before the
                              Meeting, or any adjournments
                              thereof.

Shareholders of record at the close of business on March 14, 1997, are entitled to vote at the Meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Andrew J. Donohue, Secretary
March 24, 1997
_________________________________________________________________
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                    OPPENHEIMER QUEST VALUE FUND, INC.
           Two World Trade Center, New York, New York 10048-0203

                              PROXY STATEMENT

                          Meeting of Shareholders
                         To Be Held April 30, 1997

This Proxy Statement is being furnished to the shareholders of Oppenheimer Quest Value Fund, Inc. (the "Fund"), in connection with the solicitation by the Board of Directors of the Fund (the "Board of Directors") of proxies to be used at a meeting (the "Meeting") of shareholders of the Fund to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on April 30, 1997, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about March 31, 1997. For a free copy of the Fund's annual report for its most recent fiscal year ended October 31, 1996, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting.
If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of each Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and "broker non-votes" will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York, 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

In the event a quorum does not exist as to one or more classes of shares of the Fund on the date originally scheduled for the Meeting or, subject to approval of the Board of Directors, for other reasons, one or more adjournments of the Meeting may be sought by the Board of Directors. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Proposal, in favor of adjournment, and will vote all shares which they are required to vote against the Proposal, against an adjournment.

The expenses of the Meeting relating to the approval of the Subadvisory Agreement between the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), and the Fund's sub-adviser OpCap Advisors (the "Sub-Adviser"), will be borne by the Sub-
Adviser.   The remainder of the expenses of the Meeting will be
paid by the Fund. Expenses of the Meeting are expected to include: the cost of printing and distributing these proxy materials; the solicitation of proxies by mail and by officers or employees of the Fund's transfer agent, personally or by telephone or telegraph; and any requirement that brokers, banks and other fiduciaries forward soliciting material to their principals and obtain authorization for the execution of proxies. The Fund may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telecopy for a fee plus reasonable out-of-pocket expenses. The cost of such proxy solicitor will be deemed an expense of the Meeting.

Shareholders may be called to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card.

Shares Outstanding and Entitled to Vote. The Board of Directors has fixed the close of business on March 14, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 41,449,800.168 shares of the Fund issued and outstanding, consisting of 28,807,787.550 Class A shares, 9,976,952.410 Class B shares, 2,712,997.268 Class C shares and
62.490 Class Y shares. Each Class A, Class B, Class C and Class Y share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record on the Record Date. On the Record Date, the only entities owning of record or known by management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares were: Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida, 32246, 186,805.253 Class C shares (6.88% of that Class); and OppenheimerFunds, Inc. c/o Gary Tyc, 3410 South Galena Street, Denver Colorado 80231-5078 60.241 Class Y shares (95.71% of that Class). The Manager has been advised that shares held by Merrill Lynch are solely for the benefit of their customers.



             RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (Proposal No. 1)

The Investment Company Act of 1940, as amended (the "Investment Company Act") requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Directors and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund, at a meeting held on November 5, 1996, selected Price Waterhouse LLP ("Price Waterhouse") as auditors of the Fund for the fiscal period beginning November 1, 1996. Price Waterhouse also serves as auditors for certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Price Waterhouse as auditors. Representatives of Price Waterhouse are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE SELECTION OF PRICE WATERHOUSE AS AUDITORS OF THE FUND.


                   APPROVAL OF CHANGES TO CERTAIN OF THE
                  FUND'S FUNDAMENTAL INVESTMENT POLICIES
                             (Proposal No. 2)



The Fund has an investment objective and certain investment policies that are fundamental and are therefore changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. It is proposed that the Fund's investment objective be revised to more accurately reflect the Fund's actual objective. The investment objective, as revised, will remain a fundamental policy. With respect to the fundamental investment policies set forth below, the Manager proposes that certain be considered non-fundamental and others be revised or eliminated, all as discussed below.

A vote in favor of this Proposal shall be a vote in favor of all proposed changes described in this Proposal. If approved, the effective date of this Proposal may be delayed until the Fund's Prospectus or Statement of Additional Information is updated to reflect these changes. If shareholders do not approve this Proposal, the proposed changes with respect to the Fund's investment objective and the investment policies described below will not be implemented at this time. The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting held on February 4, 1997, determined that the proposed changes described below are appropriate and recommends approval by the Fund's shareholders.

Change to the Fund's Investment Objective. As a matter of fundamental policy, the Fund seeks as its investment objective "capital appreciation through investment in securities (primarily equity securities) of companies believed by the Manager to be undervalued in the market place in relation to factors such as the companies' assets, earnings, growth potential and cash flows. In actuality, "capital appreciation" is the Fund's investment objective. The balance of the current investment objective that refers to "investment in securities (primarily equity securities) of companies believed by the Manager to be undervalued. . ." relates to the investment policies and strategies used by the Fund in seeking that objective. In order to more accurately reflect the Fund's actual investment objective, the Fund proposes to revise its investment objective to define it as that of seeking "capital appreciation". The revised investment objective would remain a fundamental policy. It is the intention of the Fund to continue to invest in securities of companies believed by the Manger to be undervalued, although this strategy will not be a part of the Fund's investment objective and will not be a fundamental policy.
 As revised, the Fund's new investment objective would read as follows: "The Fund seeks capital appreciation".

Change of Fundamental Investment Policies to Non-Fundamental Investment Policies. With respect to the following fundamental investment policies, the Manager proposes that each investment policy be considered non-fundamental. The reason for making the investment policies non-fundamental is to provide the Fund with the ability to modify or eliminate these policies at a later date to respond to changes in regulatory restrictions or changes in the markets and market conditions without the delay and expense of seeking shareholder approval. Changes to non-fundamental investment policies only require approval of the Board of Directors.

        Investments. As stated in the Fund's Prospectus the investment policies are fundamental. The Fund will normally invest primarily in common stocks and securities convertible into common stock, preferred stock, bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less, such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes the Fund may invest up to 100% of its assets in money market instruments. The foregoing investment policies are fundamental policies. As noted above, it is being proposed that these investment policies be considered non-fundamental.

        Illiquid and Restricted Securities. Currently, the Fund may not invest more than 15% of its net assets in illiquid securities, including restricted securities not withstanding the foregoing, (notwithstanding the foregoing, the Fund has agreed to limit investments in restricted securities to 5% of its total assets although this restriction is not a fundamental policy of the Fund and may be changed by the Board). The Fund's percentage limitation on illiquid and restricted investments does not apply to certain restricted securities are eligible for resale to qualified institutional purchasers. The foregoing investment policy is a fundamental policy. As noted above, it is being proposed that this investment policy be considered non-fundamental.

        Unseasoned Issuers. Currently, the Fund may not invest more than 15% of its total assets in securities of issuers having a record, together with predecessors, of less than three years continuous operation. As noted above, it is being proposed that this restriction be considered non-fundamental.

        Margin Purchases. Currently, the Fund may not purchase securities on margin. As noted above, it is being proposed that this restriction be considered non-fundamental.

     Revisions to Fundamental Investment Policies. The Fund currently has a fundamental investment policy with respect to investment in commodities. The Manager proposes that this investment policy be revised for the reasons described below. As revised, the investment policy relating to investment in commodities would remain fundamental investment policies changeable only by the vote of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

       Commodities. Currently, the Fund may not invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but the Fund is authorized to purchase and sell financial futures contracts and options on such futures contract exclusively for hedging purposes. This policy
prohibits   the Fund from trading in physical commodities, and the
Fund does not seek permission to trade physical commodities. However, this investment policy could be read to prohibit the Fund from buying or selling options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes. Although the Fund does not currently invest in options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes, the Manager proposes that this investment policy be revised to resolve any ambiguity as to whether the Fund may invest in those instruments in the future. Certain strategies involving derivative instruments, such as buying future contracts, writing puts, buying calls and entering into swap agreements, tend to increase market exposure and price fluctuation. In some cases, the Fund may buy a call option, a future contract or a Hybrid Instrument for the purpose of increasing its exposure in a particular market segment, which may be considered speculative. The use of derivative instruments requires special skills and knowledge and investment techniques that are different from what is required for normal
portfolio management.   If the Manger uses a derivative instrument
at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Fund and reduce the Fund's return. The Fund could also experience losses if the prices of its hedging instruments, futures and options positions were not properly correlated with its other investments of if it could not close out a position because of an illiquid market for the future or option or derivative instrument. There are also special risks in particular strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit above the call price. In writing a put, there is risk that the Fund may be required to buy the underlying security at a disadvantageous price if the market price is below the put price. As revised, the new fundamental investment policy would read as follows: "The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."

     Further clarification with reference to commodities in which the Fund may invest is also being proposed by the Manager with respect to the fundamental policy that the fund may not mortgage, hypothecate or pledge any of its assets. The Manager proposes that the Fund's fundamental policy be revised to read as follows: "The Fund may not mortgage, hypothecate or pledge any of its assets except in connection with hedging permitted by any of its other investment policies."

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of this Proposal; the classes do not vote separately. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE CHANGES TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.

                 APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                             (Proposal No. 3)

The Fund has an Investment Advisory Agreement dated November 22, 1995 with the Manager (the "Agreement") which was initially approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) (the "Independent Directors") of the Fund or its investment adviser, on June 22, 1995 and again approved on November 28, 1995. The Agreement was approved by shareholders of the Fund at a meeting held on November 3, 1995. At a meeting held February 4, 1997, the Board of Trustees, including a majority of the Independent Trustees, renewed the Agreement (the "Proposed Agreement"). The Proposed Agreement is identical to the Agreement except for its effective date and certain non-material changes. A copy of the Proposed Agreement is included in this Proxy Statement as Exhibit A. If approved by the shareholders at the Meeting, the Proposed Agreement will continue in effect for a period of two years and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Proposed Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The management fee payable monthly under the Proposed Agreement to the Manager is computed on the average net assets of the Fund as of the close of business each day at the following annual rates: 1.00% of the first $400 million of average annual net assets; 0.90% of the next $400 million; and 0.85% of average annual net assets in excess of $800 million. During the fiscal period November 24, 1995 (when the Manager became the investment adviser to the Fund) to October 31, 1996 (the "Fiscal Period"), the Fund paid to the Manager $3,995,867 in management fees under the Agreement and paid or accrued accounting service fees to the Manager in the amount of $54,047. The Manager also acts as investment adviser to other funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those funds is contained in Exhibit B to this Proxy Statement.

The Proposed Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of, all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Proposed Agreement or by the distributor of the Fund's shares are paid by the Fund. The administrative services to be provided by the Manager under the Proposed Agreement will be at its own expense, except that the Fund will pay the Manager an annual fee for calculating the Fund's daily net asset value at an annual rate of $55,000, plus reimbursement for out-of-pocket expenses. The Proposed Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Proposed Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund s total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager s undertaking is therefore inapplicable and has been withdrawn. During the Fund s last fiscal year, the Fund s expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

The Proposed Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Proposed Agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions on its part
with respect to any of its duties thereunder.   The Proposed
Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn. The Proposed Agreement provides that the Manager may enter into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Fund provided that the Fund is not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (the "Sub-Adviser") as sub-adviser to the Fund pursuant to a separate Subadvisory Agreement dated as of November 22, 1995 (the "Subadvisory Agreement"). For providing day-to-day portfolio management of the Fund under the Subadvisory Agreement the Manager (not the Fund) pays the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the net assets of the Fund that exceed the Base Amount.

Brokerage Provisions of the Agreement. The Proposed Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Fund's portfolio transactions. The Manager and the Sub-Adviser may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by the Board of Directors and the provisions of the Proposed Agreement.

The Proposed Agreement also provides that, consistent with obtaining the best execution of the Fund's portfolio transactions, the Manager and the Sub-Adviser, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or the Sub-Adviser. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Sub-Adviser that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager's or the Sub-Adviser's overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Sub-Adviser for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Sub-Adviser must be prepared to show that the amount of such commissions paid over a representative period selected by the Board of Directors was reasonable in relation to the benefits to the Fund. The Proposed Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC").

     In addition, the Subadvisory Agreement permits the Sub-Adviser to enter into "soft dollar" arrangements through the agency of third parties on behalf of the Manager. Soft dollar arrangements for services may be entered into in order to facilitate an improvement in performance in respect of the Sub-Adviser's service to the Manager with respect to the Fund. The research services provided by brokers broaden the scope and supplement the research activities of the Sub-Adviser by making available additional views for consideration and comparison, by enabling the Sub-Adviser to obtain market information for valuation of securities held in the Fund's portfolio or being considered for purchase. Pursuant to these arrangements, the Sub-Adviser will undertake to place brokerage business with broker-dealers who pay third parties that provide these services. The services pertain to research which may be supplied by a third party at the instance of a broker, includes information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar services. Any such soft dollar arrangements will be made in accordance with policies adopted by the Manager and the Board of Directors of the Fund and in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.

Description of Brokerage Practices. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Fund and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub-Adviser or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consideration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the Fund's assets.

Sales of shares of the Fund, subject to applicable rules covering the activities of the Distributor (defined below) in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer, including Oppenheimer & Co., Inc. ("Opco"), currently an affiliate of the Sub-Adviser, acting as principal for its own account.

The Sub-Adviser currently serves as sub-adviser to six other Oppenheimer Quest funds and as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Subadvisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

The Manager, the Sub-Adviser, the Distributor and the Transfer Agent. Subject to the authority of the Board of Directors, the Manager supervises the Fund's investment program and handles its day-to-day business pursuant to the Proposed Agreement. The Sub-Adviser provides day-to-day portfolio management of the Fund pursuant to the Subadvisory Agreement. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent for the Fund for an annual per account fee, for which it was paid $376,090 by the Fund during its fiscal period ended October 31, 1996.

The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111.
OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser with $110 billion in assets under management through various subsidiaries, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner
interest in Oppenheimer Capital, L.P.   The completion of the
transaction is subject to certain client, lender, Internal Revenue Service and other approvals.

The common stock of OAC is divided into three classes. At December 31, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 716,943 shares of Class B voting stock, and
(iii) 1,353,873 shares of Class C non-voting stock. This collectively represented 86.2% of the outstanding common stock and 94.2% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 407,866 shares of the Class B voting stock, representing 8.3% of the outstanding common stock and 4.1% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 684,407 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill, who serves as a Director of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period September 1, 1994 to December 31, 1996, Ms. Macaskill surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus and a director; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; O. Leonard Darling, Paula Gabriel, Barbara Hennigar, Tilghman G. Pitts, III, James Ruff, Loretta McCarthy and Nancy Sperte, Executive Vice Presidents; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert
A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry
A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

Considerations by the Board of Directors. In connection with the approval of the Proposed Agreement, the Independent Directors were provided with information regarding the Manager and its operations and financial condition. The Independent Directors also considered data presented by the Manager showing the extent to which it had expanded its investment personnel and other services dedicated to the equity area of its mutual fund advisory activities.
Information prepared specifically for the purpose of assisting the Independent Directors in their evaluation of the Proposed Agreement included an analysis of the performance and expenses of the Fund as compared to other similar funds.

Analysis of Nature, Quality and Extent of Services. In determining whether to approve the Proposed Agreement and to recommend its approval by the Fund's shareholders, the Independent Directors particularly considered: (1) the effect of the investment management fee on the expense ratio of the Fund; (2) the investment record of the Manager in managing the Fund, and the investment record of other investment companies for which it acts as investment adviser; (3) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Manager but believed to be in the same overall investment and size category as the Fund; and (4) the investment management fee paid by the Fund to the Manager and the sub-advisory fee paid by the Manager to the Sub-Adviser during the past fiscal year. The Independent Directors also considered the following factors, among others: (1) the necessity of the Manager maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; (2) the Manager's overall profitability; (3) pro-forma profitability data giving effect to the investment management fee but before marketing and promotional expenses anticipated to be paid by the Manager and its affiliates; and (4) the financial resources of the Manager and the desirability of appropriate incentives to assure that the Manager will continue to furnish high quality services to the Fund. The Independent Directors considered all of the above matters in reaching its decision to approve the Proposed Agreement and to renew it for an additional year. The Independent Directors did not single out any one factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision.

Determination by the Independent Directors and the Board of Directors. After completion of its review, the Independent
Directors recommended that the Board of Directors approve, and the Board unanimously approved, the Proposed Agreement.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding voting securities of the Fund is required for approval of the Proposed Agreement; the classes do not vote separately. The requirements for such "majority" are described in Proposal No. 2. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT.


               APPROVAL OF PROPOSED SUBADVISORY AGREEMENT
                            (Proposal No. 4)

As discussed under Proposal No. 3, the Manager has retained OpCap Advisors (the Sub-Adviser ) as Sub-Adviser to the Fund pursuant to a Subadvisory Agreement dated November 22, 1995 (the existing Subadvisory Agreement ), which was approved initially by the Board of Directors, including a majority of the Independent Directors on June 22, 1995 and most recently on November 29, 1995 and by the shareholders at a meeting held on November 3, 1995.

The existing Subadvisory Agreement provides that it shall automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the Investment Company Act and that in the event of an assignment that occurs solely due to the change in control of the Sub-Adviser, the Manager and the Sub-Adviser will, at the sole expense of the Sub-Adviser, use their reasonable best efforts to obtain shareholder approval of a successor subadvisory agreement on substantially the same terms as contained in the existing Subadvisory Agreement.

The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $50.6 billion in assets under management on January 31, 1997. Oppenheimer Financial Corp. ( Opfin ), a holding company, is a 1.0% general partner of the Sub-Adviser. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest.


On February 13, 1997, PIMCO Advisors L.P. ( PIMCO Advisors ), a registered investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ( OGI ) and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ( TAG ), will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the
 Transaction ) and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Manager is not affiliated with any of the parties to the Transaction. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap Advisors which will constitute an assignment and termination of the Subadvisory Agreement. Therefore, the Board of Directors is proposing that the shareholders approve a new subadvisory contract (the new Subadvisory Agreement ) to take effect upon the consummation of the Transaction. A description of the new Subadvisory Agreement and the services to be provided by the Sub-Adviser is set forth below. With the exception of the commencement and termination dates, the new Subadvisory Agreement is substantially identical to the existing Subadvisory Agreement.

The principal business address of the Sub-Adviser, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of the Sub-Adviser would not change following the Transaction. Joseph La Motta is Chairman of Oppenheimer Capital and the Sub-Adviser. George Long is President of Oppenheimer Capital and Bernard H. Garil is President of OpCap Advisors.

At a meeting held on February 28, 1997, the Fund s Board of Directors, including all of the Independent Directors, approved and determined to submit to shareholders for approval at this Meeting, a new Subadvisory Agreement with the Sub-Adviser, substantially upon the same terms and conditions as the existing Subadvisory Agreement. The new Subadvisory Agreement is attached to this Proxy Statement as Exhibit C.

Effects of the Transaction. Upon consummation of the Transaction, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser or subadviser will not be affected by the Transaction; and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO Advisors has further advised OGI and the Board of Directors that it currently anticipates that the Transaction will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under their investment advisory or subadvisory agreements.

Information Concerning PIMCO. PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

PIMCO Partners, G.P. ( PIMCO GP ) owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Transaction own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership interest ( Units ) of PIMCO Advisors and is PIMCO Advisors sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ( Pacific Mutual ).

PIMCO Partners L.L.C. ( PPLLC ), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC s members are the Managing Directors (the PIMCO Managers ) of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the PIMCO Subpartnership ). The PIMCO Managers are:
William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

The authority of PIMCO Advisors Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors Units and appointment of PIMCO Advisors chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

Services and Fees under the Subadvisory Agreement. Under the new Subadvisory Agreement, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. The fee payable by the Manager to the Sub-Adviser under the new Subadvisory Agreement will be at the same rate as the fee payable under the existing Subadvisory Agreement - 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the base amount ) plus 30% of the investment advisory fee collected by the Manager based on the total new assets of the Fund that exceed the base amount. For the fiscal year ended October 31, 1996, the Sub-Adviser was paid a fee of $1,524,058 with respect to the Fund.

Limitation of Liability. The new Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the new Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. This provision is identical to the provision on limitation of liability in the existing Subadvisory Agreement.

Termination. The termination provisions of the new Subadvisory Agreement and the existing Subadvisory Agreement are identical. The new Subadvisory Agreement may be terminated by the Fund at any time without penalty upon 60 days written notice to the other party. Termination by the Fund must be approved by the vote of a majority of the Directors or by vote of a majority of the outstanding shares of the Fund. The new Subadvisory Agreement will terminate in the event of an assignment, as required by the Investment Company Act.

The new Subadvisory Agreement provides that if the agreement is terminated by the Manager prior to the tenth anniversary of November 22, 1995 (the date of the existing Subadvisory Agreement), the Manager will be obligated to pay the Subadviser an amount equal to the subadvisory fee until such tenth anniversary unless the Investment Advisory Agreement has been terminated or the new Subadvisory Agreement has been terminated upon the occurrence of any of the following events:

     (1) Performance of the Fund s Class A shares, compared to other mutual funds having the same investment objective, ranks in the bottom quartile for two consecutive calendar years and earns a Morningstar, Inc. three year rating of less than three stars;

     (2) The Sub-Adviser is disqualified from serving as an investment adviser to the Fund under Section 9(a) of the 1940 Act;

     (3) The Sub-Adviser, OCC Distributors, Oppenheimer Capital or persons under their control cause a material violation of the Non-Compete Agreement dated November 22, 1995 among those companies and the Manager; or

     (4) The Sub-Adviser breaches a material provision of the new Subadvisory Agreement.

Portfolio Transactions and Brokerage. Provisions of the new Subadvisory Agreement relating to portfolio transactions and brokerage are identical to those provisions in the existing Subadvisory Agreement and are described under Proposal 3. During the fiscal year ended October 31, 1996, Oppenheimer & Co., Inc., an affiliate of the Sub-Adviser, was paid a total of $159,127 in brokerage commissions by the Fund which amount was 41.0% of the Fund s total brokerage commissions during the period.

Evaluation By The Board of Directors. The Board of Directors has determined that continuity and efficiency of portfolio management services after the Transaction can best be assured by approving the new Subadvisory Agreement on behalf of the Fund. The Board believes that the new Subadvisory Agreement will enable the Fund to continue to obtain subadvisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new Subadvisory Agreement is in the best interests of the Fund and its shareholders.

In evaluating the new Subadvisory Agreement, the Board of Directors requested and reviewed, with the assistance of independent legal counsel, materials furnished by the Sub-Adviser and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations, and financial condition. The Board also reviewed information about the Sub-Adviser, including its brokerage policies described above. Consideration was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board of Directors also reviewed and discussed the terms and provisions of the new Subadvisory Agreement and compared it to the existing Subadvisory Agreement as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits the Sub-Adviser would obtain from its relationship with the Fund and the economies of scale in costs and expenses to the Sub-Adviser associated with its providing such services. The Board also met with representatives of PIMCO Advisors to discuss their current intentions with respect to Oppenheimer Capital and the Sub-Adviser.

The Board considered, with its counsel, (i) the quality of the operations and services which have been provided to the Fund by the Sub-Adviser and which are expected to continue to be provided after the Transaction, with no change in fee rates, (ii) the overall experience and reputation of the Sub-Adviser in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the capitalization of PIMCO Advisors, (iv) the aspects of the Transaction that would affect the ability of the Sub-Adviser to retain and attract qualified personnel and (v) the benefits of continuity in the services to be provided under the new Subadvisory Agreement. Based upon its review, the Board of Directors concluded that the terms of the new Subadvisory Agreement are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap Advisors as Sub-Adviser to the Fund after the Transaction is desirable and in the best interests of the Fund and its shareholders. Based on these and other considerations, the Board unanimously recommended approval of the new Subadvisory Agreement and its submission to shareholders for their approval. The new Subadvisory Agreement will become effective on the date that the Transaction is consummated or the date shareholders approve the new Subadvisory Agreement, whichever occurs later. The new Subadvisory Agreement will continue in effect until two years from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the Transaction is not consummated, the existing Subadvisory Agreement will remain in effect according to its terms.

PIMCO Advisors, OpCap Advisors, OGI and Oppenheimer Capital have agreed to comply and use all commercially reasonable efforts to cause compliance with the provisions of Section 15(f) of the Investment Company Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount or benefit in connection with a sale of an interest in such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Directors or Directors of the investment company which it advises are not interested persons (as defined in the Investment Company Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transactions occurs, there is no unfair burden imposed on the investment company as a result of the transaction. For this purpose, unfair burden is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the proposed Transaction. The composition of the Board of Directors is presently in compliance with the 75% requirement and will continue to be so if the Transaction is consummated.

Vote Required. As provided under the Investment Company Act, approval of the new Subadvisory Agreement will require the vote of a majority of the outstanding Shares of the Fund; the classes do not vote separately. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, OPCAP ADVISORS, OPPENHEIMERFUNDS, INC., PIMCO ADVISORS L.P. OR THEIR AFFILIATES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT BETWEEN OPPENHEIMERFUNDS, INC., AND OPCAP ADVISORS.


            APPROVAL OF THE FUND'S CLASS A 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 5)

            APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 6)

            APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 7)

NOTE:     Class A Shareholders Vote on Proposal No. 5 Only
          Class B Shareholders Vote on Proposal No. 6 Only
          Class C Shareholders Vote on Proposal No. 7 Only

On November 22, 1995 the Fund and the Distributor entered into an Amended and Restated Distribution and Service Plan and Agreement for Class A shares of the Fund (the "Class A Plan"), an Amended and Restated Distribution and Service Plan and Agreement for Class B shares of the Fund (the "Class B Plan") and an Amended and Restated Distribution and Service Plan and Agreement for Class C shares of the Fund (the "Class C Plan"), in each case pursuant to Rule 12b-1 of the Investment Company Act. The Class A Plan, the Class B Plan and the Class C Plan (collectively, the "Plans") had been approved by the Board of Directors, including a majority of the Independent Directors, on June 22, 1995 and again on November 28, 1995. At a meeting held on November 3, 1995, the holders of a "majority" (as defined in the Investment Company Act) of the Class A shares, Class B shares and Class C shares of the Fund approved the Class A Plan, Class B Plan and the Class C Plan, respectively.


At a meeting held February 4, 1997, the Board of Directors, including all of the Independent Directors, unanimously approved new Amended and Restated Distribution and Service Plans and Agreements dated November 22, 1996 for Class A shares of the Fund (the "Proposed Class A Plan"), Class B shares of the Fund (the "Proposed Class B Plan") and Class C shares of the Fund (the "Proposed Class C Plan"). The Proposed Class A Plan, the Proposed Class B Plan and the Proposed Class C Plan (collectively, the "Proposed Plans"), each of which is identical to the Class A Plan, the Class B Plan and the Class C Plan, respectively, except for the effective date and certain non-material changes, would continue the Plans which may have lapsed as a result of inadvertently not having the Board of Directors specifically vote to renew the Plans on an annual basis. Pursuant to Rule 12b-1 of the Investment Company Act, Class A, Class B and Class C shareholders must approve the Proposed Class A Plan, the Proposed Class B Plan and the Proposed Class C Plan, respectively, in order for the Fund to have an ongoing plan of distribution for its Class A, Class B and Class C shares. A copy of the Proposed Class A Plan is attached as Exhibit D to this Proxy Statement, and is hereby submitted to Class A shareholders for their approval. A copy of the Proposed Class B Plan is attached as Exhibit E to this Proxy Statement, and is hereby submitted to Class B shareholders for their approval. A copy of the Proposed Class C Plan is attached as Exhibit F to this Proxy Statement, and is hereby submitted to Class C shareholders for their approval.

Description of the Proposed Plans. Under the Proposed Plans, the Fund will compensate the Distributor for its services incurred in connection with the distribution of Class A, Class B and Class C shares of the Fund and the personal service and maintenance of shareholder accounts that hold Class A, Class B and Class C shares. As to the Proposed Class A Plan, the Fund will pay the Distributor monthly an asset-based sales charge at an annual rate of 0.25% and will also pay the Distributor quarterly a service fee at an annual rate of 0.25%, each of which is computed on the average annual net asset value of Class A shares of the Fund. As to the Proposed Class B Plan, the Fund will pay the Distributor monthly an asset-based sales charge at an annual rate of 0.75% of Class B shares outstanding for six years or less, and will also pay the Distributor quarterly a service fee at an annual rate of 0.25%, each of which is computed on the average annual net asset value of
Class B shares of the Fund.   As to the proposed Class C Plan, the
Fund will pay the Distributor quarterly an asset-based sales charge at an annual rate of 0.75% and will also pay the Distributor quarterly a service fee at an annual rate of 0.25%, each of which is computed on the average annual net asset value of Class C shares of the Fund.

The Proposed Plans provide for payments for two different distribution-related functions. The Distributor will pay certain brokers, dealers, banks and other financial institutions ("Recipients") a service fee of 0.25% for providing personal services to Class A, Class B and Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by such Recipients may include, but are not limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts as the Distributor or the Fund may reasonably request.

As to Class A shares, service fee payments by the Distributor to Recipients are made on a quarterly basis at an annual rate of 0.25% of the average annual net asset value of Class A shares held in
accounts of the Recipient or its customers.   As to Class B and
Class C shares, service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B or Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B or Class C shares held in accounts of the Recipient or its customers. As to the Proposed Class B and C Plans, the Distributor retains the service fee during the first year Class B and Class C shares are outstanding. In the event Class B or Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Proposed Plans also provide that the Distributor may pay Recipients an asset-based sales charge on a quarterly basis at an annual rate of 0.25% as to Class A shares, and 0.75% as to Class B or Class C shares, in each case of the average annual net asset value of Class A, Class B or Class C shares held in accounts of the Recipient or its customers to compensate the Recipients for services in connection with the distribution of the Fund's Class A, Class B or Class C shares. The distribution assistance and administrative support services rendered by the Distributor and Recipients in connection with the sales of Class A, Class B and Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class A, Class B or Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class A, Class B or Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class A, Class B or Class C shares, and (iv) paying other direct distribution costs. The other distribution assistance in connection with the sale of Class A, Class B or Class C shares rendered by the Distributor and Recipients may include, but are not limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class A, Class B or Class C shareholders and providing such other information and services in connection with the distribution of Class A, Class B or Class C shares as the Distributor or the Fund may reasonably request.

As to Class B shares, the Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Proposed Class B Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus. As to Class C shares, the Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. These asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Proposed Plans contain a provision which provides that the Board of Directors may allow the Fund to continue payments to the Distributor for Class A, Class B or Class C shares sold prior to termination of the Proposed Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board of Directors after termination.

Payments by the Fund to the Distributor under the Class A Plan for the Fiscal Period totalled $1,688,380, all of which was paid by the Distributor to Recipients including $7,893 that was paid to an affiliate of the Distributor. Payments by the Fund to the Distributor under the Class B Plan for the Fiscal Period totalled $673,147, of which $576,105 was retained by the Distributor and $299 as paid to a dealer affiliated with the Distributor. Payments by the Fund to the Distributor under the Class C Plan for the Fiscal Period totalled $177,281, of which $118,643 was retained by the Distributor. The Proposed Plans have the effect of increasing annual expenses of Class A shares of the Fund by up to 0.50% and Class B and Class C shares of the Fund by up to 1.00%, in each case of each of the class's average annual net assets from what those expenses would otherwise be.

If the Class A, Class B and Class C shareholders approve Proposal No. 5, No. 6 and No. 7, respectively, the Proposed Plan shall, unless terminated as described below, continue in effect until November 22, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Class A Plan, the Proposed Class B Plan and the Proposed Class C Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class A shares, Class B shares and Class C shares, respectively. The Proposed Plans may not be amended to increase materially the amount of payments to be made without approval by the Class A, Class B or Class C shareholders, as applicable. All material amendments must be approved by a majority of the Independent Directors.

Additional Information. Each of the Proposed Plans provides that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

Under the Proposed Plans, no payment for service fees or asset-based sales charges will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not equal or exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount. The Proposed Plans permit the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets. The service fee and the asset-based sales charge payable under the Proposed Plans are subject to reduction or elimination under the limits imposed by the Conduct Rules. The Proposed Plans are intended to comply with the Conduct Rules and Rule 12b-1 under the Investment Company Act.

Analysis of the Proposed Plans by the Board of Directors. In considering whether to recommend the Proposed Plans for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Proposed Plans benefit the Fund and its Class A, Class B and Class C shareholders by providing financial incentives to financial intermediaries to attract new Class A, Class B and Class C shareholders to the Fund, by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors and encouraging brokers, dealers, banks and other financial institutions to provide Fund Class A, Class B and Class C shareholders with personal services and account information. The Proposed Plans enable the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that the Proposed Class A Plan will benefit Class A shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. Similarly, the Board concluded that it is likely that because the Proposed Class
B Plan and the Proposed Class C Plan provide an alternative means for investors to acquire Fund shares without paying an initial sales charge, such plans will benefit Class B and Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. With larger assets, the Class B and Class C shareholders should benefit as the Proposed Plans should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Directors that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Directors concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Directors concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. The Proposed Plans proposed for shareholder approval are designed to stimulate sales by and services from many types of financial institutions, including in the case of the Proposed Class B Plan and the Proposed Class C Plan by providing an alternative means of acquiring Fund shares.

The Directors recognize that the Manager will benefit from the Proposed Plans through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Directors, determined that each Proposed Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class A, Class B and Class C shareholders. In its annual review of the Proposed Plans, the Board will consider the continued appropriateness of the Proposed Plans, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of (i) the Fund's Class A voting securities is required for approval of the Proposed Class A Plan,
(ii) the Fund's Class B voting securities is required for approval of the Proposed Class B Plan and (ii) the Fund's Class C voting securities is required for approval of the Proposed Class C Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of Proposal No. 5, Proposal No. 6 or Proposal No. 7 shall also be deemed a vote to approve the payment by the Fund to the Distributor of the amounts that have been accrued with respect to compensation for services incurred in connection with the distribution of Class A, Class B or Class C shares, respectively, and the personal service and maintenance of accounts that hold Class A, Class B or Class C shares, respectively, of the Fund for the period November 22, 1996 through to the date of shareholder approval of the Proposed Plans. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE
NOT INTERESTED PERSONS OF THE FUND, UNANIMOUSLY RECOMMEND THAT
THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE FUND'S 12B-1 DISTRIBUTION AND SERVICE PLANS.


                     RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                              OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Directors,


Andrew J. Donohue, Secretary
March 24, 1997




proxy\225wpd.#1
Exhibit A


                       INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made the 30th day of April, 1997, by and between OPPENHEIMER QUEST VALUE FUND, INC., a Maryland corporation
(hereinafter referred to as the "Company"), and OPPENHEIMERFUNDS, INC. (hereinafter referred to as "OFI").

     WHEREAS, the Company is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "Investment Company Act"), and OFI is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940;

     WHEREAS, the Company desires that OFI shall act as its investment adviser pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

     1.   General Provisions:
          The Company hereby employs OFI and OFI hereby undertakes to act as the investment adviser of the Company, and to perform for the Company such other duties and functions for the period and on such terms as set forth in this Agreement. OFI shall, in all matters, give to the Company and its Board of Directors (the "Directors") the benefit of its best judgement, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Certificate of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Directors; (v) the fundamental policies and investment restrictions as reflected in the registration statement of the Company under the Investment Company Act or as such policies may, from time to time, be amended and (vi) the Prospectus and Statement of Additional Information in effect from time to time. The appropriate officers and employees of OFI shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of portfolio securities of the Company which are either not registered for public sale or not traded on any securities market.

     2.   Investment Management:
          (a) OFI shall, subject to the direction and control by the Directors, (i) regularly provide investment advise and recommendations to the Company with respect to the investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Company and the composition of its portfolio and determine what securities shall be purchased or sold by; and(iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities of the Company and the sale of securities and other investments held in the portfolio.

          (b) Provided that the Company shall not be required to pay any compensation for services under this Agreement other than as provided by the terms of the Agreement and subject to the provisions of paragraph 7 hereof, OFI may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisors to obtain specialized services.

          (c) Provided that nothing herein shall be deemed to protect OFI from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, OFI shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

          (d) Nothing in this Agreement shall prevent OFI or any entity controlling, controlled by or under common control with OFI or any officer thereof from acting as investment adviser for any other person, firm or corporation or in any way limit or restrict OFI or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OFI of its duties and obligations under this Agreement.

     3.   Other Duties of OFI:
          OFI shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Company, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to operations of the Company for its shareholders; composition of proxy materials for meetings of the Company's shareholders; and the composition of such registration statements as may be required by Federal and state securities laws for continuous public sale of Shares of the Company. OFI shall, at its own cost and expense, also provide the Company with adequate office space, facilities and equipment. OFI shall, at its own expenses, provide such officers for the Company as the Board of Directors may request.

     4.   Allocation of Expenses:
          All other costs and expenses (of the Company) not expressly assumed by OFI under this Agreement, or to be paid by the Distributor of the Shares of the Company, shall be paid by the Company, including, but not limited to: (i) interest, taxes and governmental fees; (ii) brokerage commissions and other expenses incurred in acquiring or disposing of the portfolio securities and other investments; (iii) insurance premiums for fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Directors other than those affiliated with OFI; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its Shares; (viii) expenses incident to the issuance of its Shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under Federal and state securities laws of Shares of the Company for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Company; (xi) except as noted above, all other expenses incidental to holding meetings of the Company's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Company thereof and any legal obligation which the Company, may have to indemnify its officers and Directors with respect thereto. Any officers or employees of OFI or any entity controlling, controlled by, or under common control with OFI who also serve as officers, Directors or employees of the Company shall not receive any compensation from the Company thereof for their services.

     5.   Compensation of OFI:
          The Company agrees to pay OFI and OFI agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the total net asset value of the Company as of the close of each business day and payable monthly at the annual rate set forth on Schedule A hereto.

     6.   Use of Name "Oppenheimer" or "Quest For Value":
          OFI hereby grants to the Company a royalty-free, non-exclusive license to use the name "Oppenheimer" or "Quest For Value" in the name of the Company for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect OFI's rights to the name "Oppenheimer" or "Quest For Value" under applicable law, such license shall allow OFI to inspect, subject to control by the Company's Board, control the nature and quality of services offered by the Company under such name and may, upon termination of this Agreement, be terminated by OFI, in which event the Company shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" or "Quest For Value" in the name of the Company or otherwise. The name "Oppenheimer" and "Quest For Value" may be used or licensed by OFI in connection with any of its activities, or licensed by OFI to any other party.

     7.   Portfolio Transactions and Brokerage:
          (a) OFI (and any Sub Advisor) is authorized, in arranging the purchase and sale of the portfolio securities of the Company to employ or deal with such members of securities or commodities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the portfolio transactions of the Company as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by OFI of its investment management functions.

          (b) OFI (and any Sub Advisor) shall select broker-dealers to effect the portfolio transactions of the Company on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OFI (or any Sub Advisor) on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the portfolio transactions of the Company by participating therein for its own account; the importance to the Company of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Company.

          (c) OFI (and any Sub Advisor) shall have discretion, in the interest of the Company, to allocate brokerage on the portfolio transactions of the Company to broker-dealers, other than an affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Company and/or other accounts for which OFI or its affiliates (or any Sub Advisor) exercise "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Company to pay such broker-dealers a commission for effecting a portfolio transaction for the Company that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OFI (or any Sub Advisor) determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of OFI or its affiliates (or any Sub Advisor) with respect to accounts as to which they exercise investment discretion. In reaching such determination, OFI (or any Sub Advisor) will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OFI (and any Sub Advisor) shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Company over a representative period selected by the Company's Directors were reasonable in relation to the benefits to the Company.

          (d) OFI (or any Sub Advisor) shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Company for effecting its portfolio transactions to the extent consistent with the interests and policies of the Company as established by the determinations of the Board of Directors of the Company and the provisions of this paragraph 7.

          (e) The Company recognizes that an affiliated broker-dealer: (i) may act as one of the Company's regular brokers for the Company or a Series thereof so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Company; and (iii) may effect portfolio transactions for the Company or a Series thereof only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

          (f) Subject to the foregoing provisions of this paragraph 7, OFI (and any Sub Advisor) may also consider sales of Shares of the Company, and the other funds advised by OFI and its affiliates as a factor in the selection of broker-dealers for its portfolio transactions.

     8.   Duration:
          This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect from year-to-year, so long as such continuance shall be approved at least annually by the Company's Board of Directors, including the vote of the majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Company, and by such a vote of the Company's Board of Directors.

     9.   Termination.
          This Agreement may be terminated (i) by OFI at any time without penalty upon sixty days' written notice to the Company (which notice may be waived by the Company); or (ii) by the Company at any time without penalty upon sixty days' written notice to OFI (which notice may be waived by OFI) provided that such termination by the Company shall be directed or approved by the vote of a majority of all of the Directors of the Company then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Company (as defined in the Investment Company Act).

     10.  Assignment or Amendment:
          This Agreement may not be amended, or the rights of OFI hereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the "majority" of the outstanding voting securities of the Company. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

     11.  Definitions:
          The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions contained in the Investment Company Act.

                              OPPENHEIMER QUEST VALUE FUND, INC.



Attest:                         By:




                              OPPENHEIMERFUNDS, INC.




Attest:                          By:




Schedule A
               To
                   Investment Advisory Agreement
      Between
                 Oppenheimer Quest Value Fund, In   c.
and
                   OppenheimerFunds, Inc.


Name of Series                Annual Fee as a Percentage of Daily
                              Total Net Assets
Oppenheimer Quest
Value Fund, Inc.              1.00% of first $400 million of all
                              net assets
                              0.90% of next $400 million of all net
                              assets
                              0.85% of net assets over $800 million


advisory.1

Exhibit B

                    INFORMATION ON COMPARABLE FUNDS MANAGED
                    BY OPPENHEIMERFUNDS, INC.

                         APPROXIMATE              ADVISORY FEE RATE
                         NET ASSETS AS OF         AS % OF AVERAGE
NAME OF FUND             12/31/96 (Millions) ANNUAL NET ASSETS
Oppenheimer Global Emerging    $168.7        1.0% on the first $50 million
Growth Fund                                  0.75% on the next $150 million
                                        0.72% on the next $200 million
                                        0.69% on the next $200 million
                                        0.66% on the next $200 million
                                        0.60% of net assets in excess of $800 million
---------------------------------------------------------------------------------------------
Oppenheimer Value Stock Fund   $189.8        0.75% on the first $100 million
                                        0.72% on the next $200 million
                                        0.69% on the next $200 million
                                        0.66% of net assets in excess of $500 million
---------------------------------------------------------------------------------------------
Oppenheimer Fund               $296.8        0.75% on the first $200 million
Oppenheimer Enterprise Fund     $67.3        0.72% on the next $200 million
                                        0.69% on the next $200 million
                                        0.66% on the next $200 million
                                        0.60% of net assets in excess of $800 million
---------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation        $957.2         0.75% on the first $200 million
     Fund                               0.72% on the next $200 million
Oppenheimer Discovery Fund        $1,373.8        0.69% on the next $200 million
Oppenheimer Growth Fund           $1,552.1        0.66% on the next $200 million
                                        0.60% on the next $700 million
                                        0.58% of net assets in excess of $1.5 billion
---------------------------------------------------------------------------------------------
Oppenheimer Global Fund           $3,228.2        0.80% on the first $250 million
                                        0.77% on the next $250 million
                                        0.75% on the next $500 million
                                        0.69% on the next $1 billion
                                        0.67% on the next $1.5 billion
                                        0.65% of net assets in excess of $3.5 billion
---------------------------------------------------------------------------------------------
*Oppenheimer Quest Value  $622.6
     Fund, Inc.                              1.0% on the first $400 million
*Oppenheimer Quest Small Cap   $160.2        0.90% on the next $400 million
     Value Fund                              0.85% of net assets in excess of $800 million
*Oppenheimer Quest Opportunity    $2,087.5
     Value Fund

                         APPROXIMATE         ADVISORY FEE RATE
                         NET ASSETS AS OF         AS % OF AVERAGE
NAME OF FUND             12/31/96 (Millions)      ANNUAL NET ASSETS
*Oppenheimer Quest Global      $251.7             0.75% on the first $400 million
     Value Fund, Inc.                             0.70% on the next $400 million
                                             0.65% of net assets in excess of $800
                                             million***
---------------------------------------------------------------------------------------------
*Oppenheimer Quest Officers     $10.9             1.0% of its total net assets**
     Value Fund
---------------------------------------------------------------------------------------------
Oppenheimer Disciplined Value
 Fund                        $198.6               0.625% on the first $300 million
                                             0.500% on the next $100 million
                                             0.450% of net assets in excess of $400
                                             million
---------------------------------------------------------------------------------------------
Oppenheimer International       $33.4             0.80% on the first $250 million
     Growth Fund                                  0.77% on the next $250 million
                                             0.75% on the next $500 million
                                             0.69% on the next $1 billion
                                             0.67% of net assets in excess of $2
billion
---------------------------------------------------------------------------------------------
The following series of
Oppenheimer Variable Account Funds
                                             0.75% of the first $200 million
Oppenheimer Growth Fund                 $285.8    0.72% of the next $200 million
Oppenheimer Capital Appreciation        $618.7    0.69% of the next $200 million
     Fund                                    0.66% of the next $200 million
Oppenheimer Global Securities Fund           $580.9    0.60% of net assets in excess of $800
million

__________________________
*    OFI pays a sub-advisory fee to OpCap Advisors to provide day-to-day portfolio management of the Fund.  OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the Fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisors fee collected by OFI based on the total net assets of the Fund that exceed the base amount.

**   Effective August 1, 1996, OFI voluntarily agreed to waive that portion of its management fee equal to what OFI would have been required to pay OpCap Advisors as the sub-
advisory fee.  Effective as of such date, the sub-advisor voluntarily agreed to waive its subadvisory fee, stated in the above footnote.

*** Oppenheimer Quest Global Value Fund, Inc. also pays, OFI an annual administration fee equal to 0.25% of average annual assets.

Exhibit C
                             SUBADVISORY AGREEMENT


     THIS AGREEMENT is made by and between OppenheimerFunds, Inc., a Colorado corporation (the "Adviser"), and OpCap Advisors, a
Delaware general partnership (the "Subadviser"), as of the date set forth below.

                                  RECITAL

     WHEREAS, Oppenheimer Quest Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Adviser is registered under the Investment
Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Subadviser is registered under the Advisers Act as an investment adviser and engages in the business of acting as an investment adviser;

     WHEREAS, the Fund's Articles of Incorporation authorizes the Board of Directors of the Fund to classify or reclassify authorized but unissued shares of the Fund into series of shares representing interests in various investment portfolios;

     WHEREAS, the Adviser has entered into an Investment Advisory
Agreement as of November 22, 1995 with the Fund (the "Investment
Advisory Agreement"), pursuant to which the Adviser acts as investment adviser with respect to the Fund; and

     WHEREAS, pursuant to Paragraph 2 of the Investment Advisory Agreement, the Adviser has retained and wishes to continue to retain the Subadviser for purposes of rendering investment advisory services to the Adviser in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

I.   Appointment and Obligations of the Adviser.

     The Adviser hereby appoints the Subadviser to render, to the Adviser with respect to the Fund, investment research and advisory services as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Directors (the "Board"), and the Subadviser hereby accepts such appointment, all subject to the terms and conditions contained herein. The Subadviser shall, for all purposes herein, be deemed an independent contractor and shall not have, unless otherwise expressly provided or authorized, any authority to act for or represent the Fund in any way or otherwise to serve as or be deemed an agent of the Fund.

II.  Duties of the Subadviser and the Adviser.

     A.   Duties of the Subadviser.

     The Subadviser shall regularly provide investment advice with respect to the Fund and shall, subject to the terms of this Agreement, continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund, and in furtherance thereof, the Subadviser's duties shall include:

          1. Obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

          2. Determining which securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board;

          3. Formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Adviser and, at the request of the Adviser, to the Board; and

          4. Taking, on behalf of the Fund, all actions that appear to the Subadviser necessary to carry into effect such investment program, including the placing of purchase and sale orders, and making appropriate reports thereon to the Adviser and the Board.

     B.   Duties of the Adviser.

     The Adviser shall retain responsibility for, among other things, providing the following advice and services with respect to the Fund:

          1. Without limiting the obligation of the Subadviser to so comply, the Adviser shall monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with this Agreement and the Fund's Registration Statement, as currently in effect from time to time; and

          2. The Adviser shall oversee matters relating to Fund promotion, including, but not limited to, marketing materials and the Subadviser's reports to the Board.

III. Representations, Warranties and Covenants.

     A.   Representations, Warranties and Covenants of the
     Subadviser.

          1. Organization. The Subadviser is now, and will continue to be, a general partnership duly formed and validly existing under the laws of its jurisdiction of formation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on the Subadviser. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. Best Efforts. The Subadviser at all times shall provide its best judgment and effort to the Adviser and the Fund in carrying out its obligations hereunder.

          4. Other Covenants. The Subadviser further agrees that:

               a.   it will use the same skill and care in
                    providing such services as it uses in
                    providing services to other accounts for which it has investment management responsibilities;

               b.   it will not make loans to any person to
                    purchase or carry units of beneficial interest in the Fund or make loans to the Fund;

               c. it will report regularly to the Fund and to the Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser on a regular basis the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, economic considerations and general conditions affecting the marketplace;

               d.   as required by applicable laws and
                    regulations, it will maintain books and
                    records with respect to the Fund's securities transactions and it will furnish to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request;

               e.   it will treat confidentially and as
                    proprietary information of the Fund all
                    records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund or when so requested by the Fund or required by law or regulation;

               f. it will, on a continuing basis and at its own expense, (1) provide the distributor of the Fund (the "Distributor") with assistance in the distribution and marketing of the Fund in such amount and form as the Adviser may reasonably request from time to time, and (2) use its best efforts to cause the portfolio manager or other person who manages or is responsible for overseeing the management of the Fund's portfolio (the "Portfolio Manager") to provide marketing and distribution assistance to the Distributor, including, without limitation, conference calls, meetings and road trips, provided that each Portfolio Manager shall not be required to devote more than 10% of his or her time to such marketing and distribution activities;

               g. it will use its reasonable best efforts (i) to retain the services of the Portfolio Manager who manages the portfolio of the Fund, from time to time and (ii) to promptly obtain the services of a Portfolio Manager acceptable to the Adviser if the services of the Portfolio Manager are no longer available to the Subadviser;

               h. it will, from time to time, assure that each Portfolio Manager is acceptable to the Adviser;

               i. it will obtain the written approval of the Adviser prior to designating a new Portfolio Manager; provided, however, that, if the services of a Portfolio Manager are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser (e.g., voluntary resignation, death or disability), the Subadviser may designate an interim Portfolio Manager who (a) shall be reasonably acceptable to the Adviser and (b) shall function for a reasonable period of time until the Subadviser designates an acceptable permanent replacement; and

               j. it will promptly notify the Adviser of any impending change in Portfolio Manager, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Fund or dealers.

     B.   Representations, Warranties and Covenants of the Adviser.

          1. Organization. The Adviser is now, and will continue to be, duly organized and in good standing under the laws of its state of incorporation, fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

          2. Registration. The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

          3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder. For a period of five years from November 22, 1995, and subject to the Adviser's fiduciary obligations to the Fund and its shareholders, the Adviser will not recommend to the Board that the Fund be reorganized into another Fund unless the total net assets of the Fund are less than $100 million at the time of such reorganization.

IV.  Compliance with Applicable Requirements.

     In carrying out its obligations under this Agreement, the Subadviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the Securities Act of 1933, as amended, and the 1940 Act;

     C. the provisions of the Fund's Articles of Incorporation or other governing document, as amended from time to time;

     D. the provisions of the By-laws of the Fund, as amended from time to time;

     E.   any other applicable provisions of state or federal law;
     and

     F. guidelines, investment restrictions, policies, procedures or instructions adopted or issued by the Fund or the Adviser from time to time.

     The Adviser shall promptly notify the Subadviser of any changes or amendments to the provisions of B., C., D. and F. above when such changes or amendments relate to the obligations of the Subadviser.

V.   Control by the Board.

     Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser with respect to the Fund, shall at all times be subject to any directives of the Adviser and the Board.

VI.  Books and Records.

     The Subadviser agrees that all records which it maintains for the Fund on behalf of the Adviser are the property of the Fund and further agrees to surrender promptly to the Fund or to the Adviser any of such records upon request. The Subadviser further agrees to preserve for the periods prescribed by applicable laws, rules and regulations all records required to be maintained by the Subadviser on behalf of the Adviser under such applicable laws, rules and regulations, or such longer period as the Adviser may reasonably request from time to time.

VII. Broker-Dealer Relationships.

     A.   Portfolio Trades.

          The Subadviser, at its own expense, and to the extent appropriate, in consultation with the Adviser, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include, to the extent permitted by the Adviser and the Fund, brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     B.   Selection of Broker-Dealers.

          With respect to the execution of particular transactions, the Subadviser may, to the extent permitted by the Adviser and the Fund, select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Adviser, Subadviser and the Board shall periodically review the commissions paid by the Fund to determine, among other things, if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

     C.   Soft Dollar Arrangements.

          The Subadviser may enter into "soft dollar" arrangements through the agency of third parties on behalf of the Adviser. Soft dollar arrangements for services may be entered into in order to facilitate an improvement in performance in respect of the Subadviser's service to the Adviser with respect to the Fund. The Subadviser makes no direct payments but instead undertakes to place business with broker-dealers who in turn pay third parties who provide these services. Soft dollar transactions will be conducted on an arm's-length basis, and the Subadviser will secure best execution for the Adviser. Any arrangements involving soft dollars and/or brokerage services shall be effected in compliance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, and the policies that the Adviser and the Board may adopt from time to time. The Subadviser agrees to provide reports to the Adviser as necessary for purposes of providing information on these arrangements to the Board.

VIII.     Compensation.

     A. Amount of Compensation. The Adviser shall pay the Subadviser, as compensation for services rendered hereunder, from its own assets, an annual fee, payable monthly, equal to 40% of the investment advisory fee collected by the Adviser from the Fund, based on the total net assets of the Fund existing as of November 22, 1995 (the "base amount"), plus 30% of the advisory fee collected by the Adviser, based on the total net assets of the Fund that exceed the base amount (the "marginal amount"), in each case calculated after any waivers, voluntary or otherwise.

     B. Calculation of Compensation. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued on the same basis as the advisory fee paid to the Adviser by the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

     C. Payment of Compensation: Subject to the provisions of this paragraph, payment of the Subadviser's compensation for the preceding month shall be made within 15 days after the end of the preceding month.

     D. Reorganization of the Fund. If the Fund is reorganized with another investment company for which the Subadviser does not serve as an investment adviser or subadviser, and the Fund is the surviving entity, the subadvisory fee payable under this section shall be adjusted in an appropriate manner as the parties may agree.

IX.  Allocation of Expenses.

     The Subadviser shall pay the expenses incurred in providing services in connection with this Agreement, including, but not limited to, the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, without limitation, office space, office equipment, telephone and postage costs and other expenses. In the event of an "assignment" of this Agreement, other than an assignment resulting solely by action of the Adviser or an affiliate thereof, the Subadviser shall be responsible for payment of all costs and expenses incurred by the Adviser and the Fund relating thereto, including, but not limited to, reasonable legal, accounting, printing and mailing costs related to obtaining approval of Fund shareholders.

X.    Non-Exclusivity.

     The services of the Subadviser with respect to the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of a certain Agreement Not to Compete dated as of November 22, 1995 among the Adviser, Oppenheimer Capital, the Subadviser and Quest For Value Distributors (the "Agreement Not to Compete"). It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or of the Fund; that officers or directors of the Adviser or of the Fund may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies (subject to the provisions of the Agreement Not to Compete) provided it is permitted by applicable law and does not adversely affect the Fund.

XI.  Term.

     This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XII.A and XII.B hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XII. Renewal.

     Following the expiration of its initial two-year term, the Agreement shall continue in full force and effect from year to year for a period of eight years until November 22, 2005, provided that such continuance is specifically approved:

     A. at least annually (1) by the Board or by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and (2) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Director of the Fund), by votes cast in person at a meeting specifically called for such purpose; or

     B. by such method required by applicable law, rule or regulation then in effect.

XIII.     Termination.

     A. Termination by the Fund. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, on sixty (60) days' written notice. The notice provided for herein may be waived by the party required to be notified.

     B. Assignment. This Agreement shall automatically terminate in the event of its "assignment," as defined in Section
          2 (a) (4) of the 1940 Act. In the event of an assignment that occurs solely due to the change in control of the Subadviser (provided that no condition exists that permits, or, upon the consummation of the assignment, will permit, the termination of this Agreement by the Adviser pursuant to Section XIII. D. hereof), the Adviser and the Subadviser, at the sole expense of the Subadviser, shall use their reasonable best efforts to obtain shareholder approval of a successor Subadvisory Agreement on substantially the same terms as contained in this Agreement.

     C. Payment of Fees After Termination. Notwithstanding the termination of this Agreement prior to the tenth anniversary of November 22, 1995, the Adviser shall continue to pay to the Subadviser the subadvisory fee for the term of this Agreement and any renewals thereof through such tenth anniversary, if: (1) the Adviser or the Fund terminates this Agreement for a reason other than the reasons set forth in Section XIII.D. hereof, provided the Investment Advisory Agreement remains in effect; (2) the Fund reorganizes with another investment company advised by the Adviser (or an affiliate of the Adviser) and for which the Subadviser does not serve as an investment adviser or subadviser and such other investment company is the surviving entity; or (3) the Investment Advisory Agreement terminates (i) by reason of an "assignment;" (ii) because the Adviser is disqualified from serving as an investment adviser; or (iii) by reason of a voluntary termination by the Adviser; provided that the Subadviser does not serve as the investment adviser or subadviser of the Fund after such termination of the Investment Advisory Agreement. The amount of the subadvisory fee paid pursuant to this section shall be calculated on the basis of the Fund's net assets measured at the time of such termination or such reorganization. Notwithstanding anything to the contrary, if the Subadviser terminates this Agreement or if this Agreement is terminated by operation of law, due solely to an act or omission by the Subadviser, Oppenheimer Capital ("OpCap") or their respective partners, subsidiaries, directors, officers, employees or agents (other than by reason of an "assignment"of this Agreement), then the Adviser shall not be liable for any further payments under this Agreement, provided, however, that if at any time prior to the end of the term of the Agreement Not to Compete any event that would have permitted the termination of this Agreement by the Adviser pursuant to
          Section XIII. D. (3) hereof occurs, the Adviser shall be under no further obligation to pay any subadvisory fees.

     D. Termination by the Adviser. The Adviser may terminate this Agreement without penalty and without the payment of any fee or penalty, immediately after giving written notice, upon the occurrence of any of the following events:

          1. The Fund's investment performance of the Fund's Class A shares compared to the appropriate universe of Class A shares (or their equivalent), as set forth on Schedule D-1, as amended from time to time, ranks in the bottom quartile for two consecutive calendar years (beginning with the calendar year 1995) and earns a Morningstar three-year rating of less than three (3) stars at the time of such termination; or

          2. Any of the Subadviser, OpCap, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents engages in an action or omits to take an action that would cause the Subadviser or OpCap to be disqualified in any manner under Section 9(a) of the 1940 Act, if the SEC were not to grant an exemptive order under
               Section 9(c) thereof or that would constitute grounds for the SEC to deny, revoke or suspend the registration of the Subadviser as an investment adviser with the SEC;

          3. Any of OpCap, the Subadviser, their respective partners, subsidiaries, affiliates, directors, officers, employees or agents causes a material violation of the Agreement Not to Compete which is not cured in accordance with the provisions of that agreement; or

          4. The Subadviser breaches the representations contained in Paragraph III.A.4.i. of this Agreement or any other material provision of this Agreement, and any such breach is not cured within a reasonable period of time after notice thereof from the Adviser to the Subadviser. However, consistent with its fiduciary obligations, for a period of seven months the Adviser will not terminate this Agreement solely because the Subadviser has failed to designate an acceptable permanent replacement to a Portfolio Manager whose services are no longer available to the Subadviser due to circumstances beyond the reasonable control of the Subadviser, provided that the Subadviser uses its reasonable best efforts to promptly obtain the services of a Portfolio Manager acceptable to the Adviser and further provided that the Adviser has not unreasonably withheld approval of such replacement Portfolio Manager.

     E. Transactions in Progress upon Termination. The Adviser and Subadviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed by the Adviser in accordance with the terms of such transactions, and to this end the Subadviser shall provide the Adviser with all necessary information and documentation to secure the implementation thereof.

XIV. Non-Solicitation.

     During the term of this Agreement, the Adviser (and its affiliates under its control) shall not solicit or knowingly assist in the solicitation of any Portfolio Manager of the Fund or any portfolio assistant of the Fund then employed by the Subadviser or OpCap, provided, however, that the Adviser (or its affiliates) may solicit or hire any such individual who (A) the Subadviser or OpCap (or its affiliates) has terminated or (B) has voluntarily terminated his or her employment with the Subadviser, OpCap (or its affiliates) without inducement of the Adviser (or its affiliates under its control) prior to the time of such solicitation. Advertising in general circulation newspapers or industry newsletters by the Adviser shall not constitute "inducement" by the Adviser (or its affiliates under its control).

XV.  Liability of the Subadviser.

     In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Subadviser or any of its officers, directors or employees, the Subadviser shall not be subject to liability to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security; provided, however, that the foregoing shall not be construed to relieve the Subadviser of any liability it may have arising under the Agreement Not to Compete or the Acquisition Agreement dated August 15, 1995, among the Subadviser, the Adviser and certain affiliates of the Subadviser.

XVI. Notices.

     Any notice or other communication required or that may be given hereunder shall be in writing and shall be delivered personally, telecopied, sent by certified, registered or express mail, postage prepaid or sent by national next-day delivery service and shall be deemed given when so delivered personally or telecopied, or if mailed, two days after the date of mailing, or if by next-day delivery service, on the business day following delivery thereto, as follows or to such other location as any party notifies any other party:

     A.   if to the Adviser, to:

          OppenheimerFunds, Inc.
          Two World Trade Center
          New York, New York  10048-0203
          Attention:     Andrew J. Donohue
          Executive Vice President and General Counsel
          Telecopier:    212-321-1159

     B.   if to the Subadviser, to:

          OpCap Advisors
          c/o Oppenheimer Capital
          225 Liberty Street
          New York, New York  10281
          Attention:     Thomas E. Duggan
                    Secretary and General Counsel
          Telecopier:    212-349-4759

XVII.     Questions of Interpretation.

     This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

XVIII.  Form ADV - Delivery.

     The Adviser hereby acknowledges that it has received from the Subadviser a copy of the Subadviser's Form ADV, Part II as currently filed, at least 48 hours prior to entering into this Agreement and that it has read and understood the disclosures set forth in the Subadviser's Form ADV, Part II.

XIX.  Miscellaneous.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

XX.  Counterparts.

     This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the 30th day of April, 1997.


          OPPENHEIMERFUNDS, INC.



          By:___________________________________




          OPCAP ADVISORS


          By:____________________________________




     The universe of funds to which Class A shares of funds subadvised by OpCap Advisors will be compared to so that it can be determined in which quartile the performance ranks shall consist of those funds with the same Lipper investment objective being offered as the only class of shares of such fund or, in the case where there is more than one class of shares being offered, with a front-end load (typically referred to as Class A shares).

     The present Lipper investment objective categories for the funds are:

  Fund                                   Lipper Category

Oppenheimer Quest
     Value Fund, Inc.               CA - Capital Appreciation
Oppenheimer Quest Global
  Value Fund, Inc.                  GL - Global
Oppenheimer Quest Opportunity
  Value Fund                        FX - Flexible Portfolio
Oppenheimer Quest
  Small Cap Value Fund              SG - Small Company Growth
Oppenheimer Quest Growth &
  Income Value Fund                 GI - Growth & Income
Oppenheimer Quest Officers
   Value Fund                       CA - Capital Appreciation
Oppenheimer Quest Capital
  Value Fund, Inc.                  CA - Capital Appreciation


LEGAG\VALUESUB.225

Exhibit D
                           AMENDED AND RESTATED
                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                 BETWEEN
                   OPPENHEIMERFUNDS DISTRIBUTOR, INC.
                                   AND
                   OPPENHEIMER QUEST VALUE FUND, INC.
                          FOR CLASS A SHARES OF
                   OPPENHEIMER QUEST VALUE FUND, INC.

     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND
AGREEMENT (the "Plan") dated the 22nd day of November, 1996, by and between OPPENHEIMER QUEST VALUE FUND, INC. (the "Fund") and
OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. The Plan. This Plan is the Fund's written distribution and service plan for Class A shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in
(i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and
(iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or
(ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   Payments for Distribution Assistance and Administrative
Support Services.

     (a) The Fund will make payments to the Distributor (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate 0.020833% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

     Alternatively, the Distributor may, at its sole option, make service fee payments to any Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Rule 2830 of the NASD Conduct Rules. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. In addition, the Distributor may make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

     A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Rule 2830 of the NASD Conduct Rules. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the
Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

     4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

     5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide at least quarterly written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made.
The reports shall be provided quarterly and shall state whether all provisions of Section 3 of this Plan have been complied with.

     6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class A voting shares: (ii) such termination shall be on not more than sixty days written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iv) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (v) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

     7. Effectiveness, Continuation, Termination and Amendment. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on February 4, 1997 for the purpose of voting on this Plan, and shall take effect as of the date first set forth above. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made under this Plan without approval of the Class A Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class A voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.


                    OPPENHEIMER QUEST VALUE FUND, INC.



                    By: Robert G. Zack

                          Robert G. Zack
                          Assistant Secretary


                    OPPENHEIMERFUNDS DISTRIBUTOR, INC.



                    By:/s/ Andrew J. Donohue

                          Andrew J. Donohue
                          Executive Vice President


OFMI/VALUE225.A
Exhibit E

                           AMENDED AND RESTATED
                DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                  BETWEEN
                    OPPENHEIMERFUNDS DISTRIBUTOR, INC.
                                   AND
                    OPPENHEIMER QUEST VALUE FUND, INC.
                          FOR CLASS B SHARES OF
                   OPPENHEIMER QUEST VALUE FUND, INC.

     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND
AGREEMENT (the "Plan") dated the 22nd day of November, 1996, by and between OPPENHEIMER QUEST VALUE FUND, INC. (the "Fund") and
OPPENHEIMERFUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and
(iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or
(ii) such brokerage or other customers, or investment advisory or other clients of such Recipient and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   Payments for Distribution Assistance and Administrative
Support Services.

     (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

     Alternatively, the Distributor may, at its sole option, make service fee payments to any Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Rule 2830 of the NASD Conduct Rules. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

     A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.


     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Rule 2830 of the NASD Conduct Rules. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs on the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the
Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of
Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares; (ii) Such termination shall be on not more than sixty days written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iv) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (v) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on February 4, 1997 for the purpose of voting on this Plan, and shall take effect as of the date first set forth above. Unless terminated as hereinafter provided, it shall continue in effect from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made under this Plan without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.


                    OPPENHEIMER QUEST VALUE FUND, INC.


                    By: Robert G. Zack

                          Robert G. Zack
                          Assistant Secretary

                    OPPENHEIMERFUNDS DISTRIBUTOR, INC.



                    By: Andrew J. Donohue

                          Andrew J. Donohue
                          Executive Vice President



OFMI\VALUE226.B

Exhibit F

AMENDED AND RES                     TATED
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                   BETWEEN
                     OPPENHEIMER FUNDS DISTRIBUTOR, INC.
                   AND OPPENHEIMER QUEST VALUE FUND, INC.
                            FOR CLASS C SHARES OF
                      OPPENHEIMER QUEST VALUE FUND, INC.

     AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 22nd day of November, 1995, by and between OPPENHEIMER QUEST VALUE FUND, INC. (the "Corporation") for the account of its
OPPENHEIMER QUEST VALUE FUND, INC. (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

     1. The Plan. This Plan is the Fund's written distribution plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services incurred in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

     2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Corporation's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

     (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

     3.   Payments for Distribution Assistance and Administrative Support
Services.

     (a) The Fund will make payments to the Distributor, within forty-five (45) days of the end of each calendar quarter, in the aggregate amount (i) of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sale of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in establishing and maintaining accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and by Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for the Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

     (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

     Alternatively, the Distributor may, at its sole option, make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one
(1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of the preceding sentence may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter.
In addition, the Distributor shall make asset-based sales charge payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. However, no such service fee or asset-based sales charge payments (collectively, the "Recipient Payments") shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

     A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings or Minimum Holding Period, if any, and the rates of Recipient Payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

     (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III,
Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons Advance Service Fee Payments in advance of, and\or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part
(a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

     (d) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

     (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

     4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Corporation who are not "interested persons" of the Fund or the Corporation ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

     5. Reports. While this Plan is in effect, the Treasurer of the Corporation shall provide at least quarterly written reports to the Corporation's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly and shall state whether all provisions of Section
3 of this Plan have been complied with.

     6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares;
(ii) such termination shall be on not more than sixty days written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iv) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (v) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

     7. Effectiveness, Continuation, Termination and Amendment. This Amended and Restated Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on June 22, 1995 for the purpose of voting on this Plan, and shall take effect after approval by Class C shareholders of the Fund, at which time it shall replace the Fund's Plan and Agreement of Distribution for the Shares made as of September 1, 1993 as amended February 1, 1995. Unless terminated as hereinafter provided, it shall continue in effect from year to year from the date first set forth above or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made under this Plan without approval of the Class C Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor is entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

                        OPPENHEIMER QUEST VALUE FUND, INC.


                        By: /s/ Robert G. Zack
                               Robert G. Zack
                               Assistant Secretary

                        OPPENHEIMER FUNDS DISTRIBUTOR, INC.



                        By: Andrew J. Donohue
                              Andrew J. Donohue
                              Executive Vice President



OFMI/VALUE.C

Oppenheimer Quest Value             Proxy for Shareholders Meeting to be
Fund, Inc. Class A Shares      held April 30, 1997


Your shareholder                    Your prompt response can save your
vote is important!             Fund the expense of another mailing.

                               Please mark your proxy on the reverse
                               side, date and sign it, and return it
                               promptly in the accompanying
                               envelope, which requires no postage
                               if mailed in the United States.

                               Please detach at perforation before
                               mailing.

            Oppenheimer Quest Value Fund, Inc. - Class A Shares
         Proxy For Shareholders Meeting to be held April 30, 1997

     The undersigned shareholder of Oppenheimer Quest Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which recommends a vote FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                                        225

Oppenheimer Quest Value                   Proxy for Shareholders Meeting to
Fund, Inc. Class A Shares           be held April 30, 1997

Your shareholder                          Your prompt response can save your
vote is important!                  Fund money.

                               Please vote, sign and mail your proxy
                               ballot (this card) in the enclosed
                               postage-paid envelope today, no
                               matter how many shares you own.  A
                               majority of the Fund's shares must be
                               represented in person or by proxy.
                               Please vote your proxy so your Fund
                               can avoid the expense of another
                               mailing.

                               Please detach at perforation before
                               mailing.


1. To ratify the selection of Price Waterhouse LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 (Proposal No. 1)

    For ____             Against ____            Abstain ____

2. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 2)

    For ____             Against ____            Abstain ____

3. To approve an Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (Proposal No. 3)

    For ____             Against ____            Abstain ____

4. To approve a Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors (Proposal No. 4)

    For ____             Against ____            Abstain ____

5. To approve the Fund's Class A 12b-1 Distribution and Service Plan and Agreement (Proposal No. 5)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                                   (Month)      (Day)

                                    ____  ______________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                Please read both sides of this ballot.

Oppenheimer Quest Value                   Proxy for Shareholders Meeting to be
Fund, Inc. Class B Shares           held April 30, 1997


Your shareholder                          Your prompt response can save your
vote is important!                  Fund the expense of another mailing.

                               Please mark your proxy on the reverse
                               side, date and sign it, and return it
                               promptly in the accompanying
                               envelope, which requires no postage
                               if mailed in the United States.

                               Please detach at perforation before
                               mailing.

            Oppenheimer Quest Value Fund, Inc. - Class B Shares
         Proxy For Shareholders Meeting to be held April  30, 1997

     The undersigned shareholder of Oppenheimer Quest Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which recommends a vote FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                                        226


Oppenheimer Quest Value                   Proxy for Shareholders Meeting to
Fund Inc., Class B Shares           be held April 30, 1997

Your shareholder                          Your prompt response can save your
vote is important!                  Fund money.

                               Please vote, sign and mail your proxy
                               ballot (this card) in the enclosed
                               postage-paid envelope today, no
                               matter how many shares you own.  A
                               majority of the Fund's shares must be
                               represented in person or by proxy.
                               Please vote your proxy so your Fund
                               can avoid the expense of another
                               mailing.

                               Please detach at perforation before
mailing.


1. To ratify the selection of Price Waterhouse LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 (Proposal No. 1)

    For ____             Against ____            Abstain ____

2. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 2)

    For ____             Against ____            Abstain ____

3. To approve an Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (Proposal No. 3)

    For ____             Against ____            Abstain ____

4. To approve a Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors (Proposal No. 4)

    For ____             Against ____            Abstain ____

5. To approve the Fund's Class B 12b-1 Distribution and Service Plan and Agreement (Proposal No. 5)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                            (Month)      (Day)

                                    ____  ______________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                Please read both sides of this ballot.
                                                                        226

Oppenheimer Quest Value             Proxy for Shareholders Meeting to be
Fund, Inc. Class C Shares           held April 30, 1997


Your shareholder                          Your prompt response can save your
vote is important!                  Fund the expense of another mailing.

                               Please mark your proxy on the reverse
                               side, date and sign it, and return it
                               promptly in the accompanying
                               envelope, which requires no postage
                               if mailed in the United States.

                               Please detach at perforation before
                               mailing.

            Oppenheimer Quest Value Fund, Inc. - Class C Shares
         Proxy For Shareholders Meeting to be held April 30, 1997

     The undersigned shareholder of Oppenheimer Quest Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which recommends a vote FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                                        227


Oppenheimer Quest Value                   Proxy for Shareholders Meeting to
Fund, Inc. Class C Shares           be held April  30, 1997

Your shareholder                          Your prompt response can save your
vote is important!                  Fund money.

                               Please vote, sign and mail your proxy
                               ballot (this card) in the enclosed
                               postage-paid envelope today, no
                               matter how many shares you own.  A
                               majority of the Fund's shares must be
                               represented in person or by proxy.
                               Please vote your proxy so your Fund
                               can avoid the expense of another
                               mailing.

                               Please detach at perforation before
                               mailing.

1. To ratify the selection of Price Waterhouse LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 (Proposal No. 1)

    For ____             Against ____            Abstain ____

2. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 2)

    For ____             Against ____            Abstain ____

3. To approve an Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (Proposal No. 3)

    For ____             Against ____            Abstain ____

4. To approve a Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors (Proposal No. 4)

    For ____             Against ____            Abstain ____

5. To approve the Fund's Class C 12b-1 Distribution and Service Plan and Agreement (Proposal No. 5)

    For ____             Against ____            Abstain ____


NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                            (Month)      (Day)

                                    ____  ______________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                Please read both sides of this ballot.
                                                                        227

Oppenheimer Quest Value             Proxy for Shareholders Meeting to be
Fund, Inc. Class Y Shares           held April 30, 1997


Your shareholder                          Your prompt response can save your
vote is important!                  Fund the expense of another mailing.

                               Please mark your proxy on the reverse
                               side, date and sign it, and return it
                               promptly in the accompanying
                               envelope, which requires no postage
                               if mailed in the United States.

                               Please detach at perforation before
                               mailing.

            Oppenheimer Quest Value Fund, Inc. - Class Y Shares
         Proxy For Shareholders Meeting to be held April 30, 1997

     The undersigned shareholder of Oppenheimer Quest Value Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held April 30, 1997, at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Directors, which recommends a vote FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
                                                                     (over)
                                                                        228

Oppenheimer Quest Opportunity  Proxy for Shareholders Meeting to
Value Fund Class Y Shares           be held April  30, 1997

Your shareholder                          Your prompt response can save your
vote is important!                  Fund money.

                               Please vote, sign and mail your proxy
                               ballot (this card) in the enclosed
                               postage-paid envelope today, no
                               matter how many shares you own.  A
                               majority of the Fund's shares must be
                               represented in person or by proxy.
                               Please vote your proxy so your Fund
                               can avoid the expense of another
                               mailing.

                               Please detach at perforation before
                               mailing.


1. To ratify the selection of Price Waterhouse LLP as independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 (Proposal No. 1)

    For ____             Against ____            Abstain ____

2. To approve changes to certain of the Fund's fundamental investment policies. Proposal also includes changes to the investment objective. (Proposal No. 2)

    For ____             Against ____            Abstain ____

3. To approve an Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. (Proposal No. 3)

    For ____             Against ____            Abstain ____

4. To approve the Fund's Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors (Proposal No. 4)

    For ____             Against ____            Abstain ____



NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy.
If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: ______________________, 1997
                                          (Month)      (Day)

                                    ____  ______________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                 Please read both sides of this ballot.
                                                                        228